UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

TIBURON INTERNATIONAL TRADING, CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-223568	98-1350973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Toronto street, suite 231 Toronto, Ontario	M5C 2B5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (437)) 703-2482

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.01 Change of Control

On October 5, 2020, Kryptos Art Technologies, Inc, (Kryptos”), an Ontario corporation purchased 2,500,000 shares of Tiburon International Trading Corp. (the “Company”) from Yun Cai, who was the Company’s Chief Executive Officer, President, Chief Financial Officer and Director of the Company. As a result of this sale, Kryptos became the majority shareholder of the Company. The shares owned by Kryptos represent approximately 71.87% of the Company’s outstanding common stock. The purchase price was $232,467.The funds were funds of Kryptos. Kryptos is controlled by Brian McWilliams.

Item 5.02 Departure of Directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2020, Yun Cai resigned as the Company’s CEO, President, CFO, Sole Director and Secretary. Mr. Brian McWilliams was appointed the Chief Executive Officer, President, Secretary and Sole Director of the Company. Currently, Mr. McWilliams will receive no compensation for serving in such roles.

Mr. McWilliams is 59 years old. Mr. McWilliams is the Managing Director of Fountainhead Consulting which he founded in 2002. Fountainhead provides financial and accounting consultancy services and focuses on tax and wealth planning, as well as estate and legacy plans for Canadian and international clients. From 2008 to 2015, he was the principal of CHC Life Foundation which he founded. CHC is a private charitable foundation dedicated to improving the health, welfare and education for children around the world. Mr. McWilliams has a Bachelor of Business Management from Ryerson University.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 8, 2020, Kryptos , as the holder of approximately 71% of the voting stock of the company executed a shareholder consent to effect a 20-1 forward stock split of the Company’s shares and to effect a name change of the Company to Fact, Inc.

Item 8.01 Other Events

The Company has designated 2 Toronto Street, Suite 231, Toronto, Ontario M5C2B5 as its new executive offices. The new phone number is (437) 703-2482.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBURON INTERNATIONAL TRADING CORP.

Date: October 8, 2020	By:	/s/ Brian McWilliams
Brian McWilliams
Chief Executive Officer